UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
February 14, 2007

NEVADA CHEMICALS, INC.
(Exact name of registrant as specified in its charter)

Commission File No. 0-10634

Utah	87-0351702
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

9149 South Monroe Plaza Way, Suite B
Sandy, Utah  84070
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (801) 984-0228

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                     Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Dennis P. Gauger announced his resignation as Chief Financial Officer of Nevada Chemicals, Inc. on February 14, 2007, to be effective as of March 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEVADA CHEMICALS, INC.

Date: February 20, 2007	By:	/s/ John T. Day
John T. Day
Chief Executive Officer